CLASSIFIED – INTERNAL USE Fourth Quarter 2015 Results February 12, 2016

2CLASSIFIED – INTERNAL USE Forward-Looking Statements Forward-looking statements in this press release regarding our strategic initiatives, future performance, revenues, EBITDA, capital investments, anticipated number and timing of new restaurant openings (including Red Robin Burger Works) and operating weeks, the anticipated number and timing of restaurant remodels under the Brand Transformation Initiative, anticipated costs, expenses including depreciation, amortization, and interest expense, tax rate, sensitivity of earnings per share and other projected financial measures, statements under the heading “Outlook for 2016” and all other statements that are not historical facts, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “expect,” “believe,” “anticipate,” “intend,” “plan,” “project,” “will” or “estimate,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. We undertake no obligation to update such statements to reflect events or circumstances arising after such date, and we caution investors not to place undue reliance on any such forward-looking statements. Forward- looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: the effectiveness of our business improvement initiatives, effectiveness of our marketing strategies and initiatives to achieve restaurant sales growth; the ability to fulfill planned expansion and restaurant remodeling; the cost and availability of key food products, labor, and energy; our ability to achieve anticipated revenue and cost savings from our anticipated new technology systems and tools in the restaurants and other initiatives; availability of capital or credit facility borrowings; our ability to increase our to-go and other offerings; the adequacy of cash flows or available debt resources to fund operations and growth opportunities; federal, state, and local regulation of our business; and other risk factors described from time to time in the Company’s Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission. This presentation may also contain non-GAAP financial information. Management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of our financial performance, identifying trends in our results and providing meaningful period-to- period comparisons. For a reconciliation of non-GAAP measures presented in this document, see the Appendix of this presentation or the Schedules to the Q4 press release posted on redrobin.com.

3CLASSIFIED – INTERNAL USE Red Robin FY 2015 Results • Comparable restaurant revenue growth of 2.1% • Adjusted EBITDA growth of 20.5% to $148.2 million • Adjusted diluted EPS growth of 24.8% to $3.32 per share Note: EBITDA and EPS numbers are adjusted to exclude asset impairments, a one-time benefit from gift card breakage estimates in 2015 and executive transition costs in 2014. See reconciliation in Appendix.

4CLASSIFIED – INTERNAL USE Red Robin Q4-2015 Results • Total revenues increased 1.5% • Comparable restaurant revenue down 2.0%, at constant currency rates • Restaurant-level operating profit was 21.9% compared to 21.3% in prior year • Adjusted diluted EPS was $0.86, an increase of 30.3% over prior year • Adjusted EBITDA was $35.0 million, an increase of 12.4% over prior year • Opened 11 Red Robin® restaurants NOTE: See reconciliations of restaurant-level operating profit in Appendix.

5CLASSIFIED – INTERNAL USE Brand Transformation Initiative Progress • Completed 57 remodels to new brand standards during Q4 2015 for a total of 157 transformations in FY 2015. Over 325 restaurants now conform to new brand standards, including new restaurant openings • Plan to transform 70 additional restaurants in 2016 Patriot Place restaurant in Foxboro, MA

CLASSIFIED – INTERNAL USE 6 Financial Update

7

Q4-15 Sales Highlights

	Q4-15 (12 Weeks)	Q4-14 (12 Weeks)	Change	Q4-15 YTD (52 Weeks)	Q4-14 YTD (52 Weeks)	Change
Restaurant revenue	$282.2 million	$278.4 million	1.3%	$1.24 billion	$1.13 billion	9.7%
Total company revenues	$286.3 million	$282.1 million	1.5%	$1.26 billion	$1.15 billion	9.7%
Company-owned comp revenue(2)	-2.0%	3.6%		2.1%	3.1%	
Price/Mix	2.6%	2.4%		2.5%	3.7%	
Guest counts	-4.6%	1.2%		-0.4%	-0.6%	
Franchised comp revenue	0.1%	7.0%		4.9%	4.8%	
Company avg. weekly revenue/unit(1) – total	$55,104	$57,002	-3.3%	$57,242	$56,961	0.5%
Company avg. weekly revenue/unit(1)(2) – comp	$55,254	$56,364	-2.0%	$58,532	$57,314	2.1%
Avg. weekly restaurant level operating profit/unit(1)(2) – comp	$12,515	$12,260	2.1%	$13,914	$12,794	8.8%
Red Robin operating weeks(1)	5,092	4,864	4.7%	21,512	19,745	8.9%
Burger Works operating weeks	120	85	41.2%	494	325	52.0%
Net sales/sq. ft (TTM)	$466	$462	0.9%			

(1) Excludes Red Robin Burger Works® fast casual restaurants

(2) Based on constant currency rates for Q4 data

8

Q4-15 Restaurant Results

	% of Restaurant Revenue Q4-15	% of Restaurant Revenue Q4-14	Favorable (Unfavorable)
Cost of sales	23.7%	25.5%	180 bps
Labor	33.2%	32.4%	(80 bps)
Other operating	12.8%	12.7%	(10 bps)
Occupancy	8.4%	8.1%	(30 bps)
Restaurant Level Operating Profit (Non-GAAP)	21.9%	21.3%	60 bps

9

Adjusted EBITDA

($ in millions)



$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$32.5
$37.0
$47.0
$29.7
$29.3
$35.0
$21.0
$25.6
$31.2
$25.8
$31.1
$35.0
Q1
Q2
Q3
Q4
2015: +20.5%
2015 $148.2M
2014 $122.9M
2013 $109.0M
2013
2014
2015

See appendix for reconciliation of non-GAAP Adjusted EBITDA to Net Income

10

Adjusted Earnings Per Diluted Share


$1.15
$0.95
$0.75
$0.55
$0.35
$0.15
$1.10
$0.82
$0.66
$0.77
$0.68
$0.78
$0.32
$0.50
$0.58
$0.62
$0.66
$0.86
2015: +24.8%
2015 $3.32
2014 $2.66
2013 $2.37
Q1
Q2
Q3
Q4
2013
2014
2015

See appendix for reconciliation of non-GAAP Adjusted Earnings Per Diluted Share to Earnings Per Diluted share

11

Comparable Restaurant Revenue Trend[1]


6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
5.4%
1.2%
0.9%
3.6%
3.1%
2.9%
3.5%
-2.0%
Q1-14
Q2-14
Q3-14
Q4-14
Q1-15
Q2-15
Q3-15
Q4-15

(1) Calculated at constant currency rates.

12

Taking Market Share – Year Over Year


Sales Performance vs. Industry
8.5%
7.5%
6.5%
5.5%
4.5%
3.5%
2.5%
1.5%
0.5%
-0.5%
-1.5%
2.4%
7.0%
1.1%
5.2%
2.6%
1.7%
7.7%
-0.6%
3.1%
5.2%
2.3%
-1.3%
Q1
Q2
Q3
Q4
2013
2014
2015
2015: +1.1%
vs. Industry

Source: Based on Black Box Intelligence Casual Dining (All Cuisine) peers as of December 27, 2015

13

Taking Market Share – Year Over Year


Traffic Performance vs. Industry
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
-1.0%
-1.5%
-2.0%
1.7%
4.2%
2.1%
2.1%
0.5%
2.3%
4.6%
-1.1%
1.5%
2.2%
1.8%
-1.5%
Q1
Q2
Q3
Q4
2013
2014
2015
2015: +1.3%
vs. Industry

Source: Based on Black Box Intelligence Casual Dining (All Cuisine) peers as of December 27, 2015

14

Restaurant Level Operating Profit [1] Margins



25.0%
24.0%
23.0%
22.0%
21.0%
20.0%
19.0%
18.0%
17.0%
16.0%
21.5%
22.4%
23.0% (2)
23.3%
22.2%
22.5% (2)
20.4%
19.5% (2)
21.6%
21.7%
21.3% (2)
21.9%
Q1
Q2
Q3
Q4
2013
2014
2015

(1) See reconciliation of non-GAAP restaurant-level operating profit to income from operations and net income on Schedule II of the Q4 press release posted on redrobin.com

(2) Excluding 2014 acquired restaurants, restaurant-level operating profit margin was 23.1% in the second quarter of 2015, 23.7% in the first quarter of 2015, 22.2% in the fourth quarter of 2014, and 20.1% in the third quarter of 2014

15CLASSIFIED – INTERNAL USE 2016 Outlook • Total revenue growth between 8.5% and 9.5% • Comparable restaurant revenue growth in low single digits • EBITDA is expected to range between $155 and $165 million • Open approximately 25 new Red Robin restaurants, 5 Red Robin Burger Works, and complete around 70 remodels • Depreciation and amortization projected to be between $82 and $84 million • Interest expense expected to be approximately $5 million and the income tax rate is expected to be approximately 25.5% • Capital investments expected to be between $150 and $155 million

16CLASSIFIED – INTERNAL USE Project RED: Five Year Track Record of Great Returns • Tavern to Finest Barbell • Brand Transformation • Red Robin Royalty™ • ‘Take Back the Bar’ • Apps/Drinks/Desserts • “robin” – Server’s Sidekick • New Restaurants • Remodels • Burger Works • New Market Entries • Franchise Acquisitions • Stock Buy-Backs • Table Top and Other Technology ??????? ??????? ?????????????????? • Project Blueprint • Labor Management System • iLearning • Pay at the Table/Ziosk • Human Capital Management Delivered Improved Margins and Improved Guest Experience

17

Steady Growth: 2010 to 2015


Revenue and Adjusted EBITDA (millions)
1,400
1,300
1,200
1,100
1,000
900
800
Rev
160
140
120
100
80
60
40
20
0
EBITDA
EBITDA
CAGR: 14.1%
Revenue
CAGR: 7.8%
2010
2011
2012
2013
2014
2015
Revenue
Adjusted EBITDA

Note: Adjusted EBITDA is a non-GAAP number. See reconciliation available on our website at www.redrobin.com

18CLASSIFIED – INTERNAL USE GOAL: DOUBLE EBITDA OVER 5 YEARS • Seating Utilization/Turns • 12+12 Brews Initiative • To-Go • Burger Works – channel growth • Catering • Hispanic • Order-Ahead • Delivery • Complete BTI remodels • Restaurant-level Technology • Midsize Unit Emphasis • Franchise Acquisitions • Stock Buy-Backs • Increased Pace of Growth • Supply Chain Management System • Service Models • G&A Leverage Revenue Expense Capital Deployment Project RED?

CLASSIFIED – INTERNAL USE 19 Marketing Update

20CLASSIFIED – INTERNAL USE Holiday Promotion • #NameThatChickenBurger • First Chicken Burger in the Finest Line • Mad Love Burger • LTO On Finest Line

21CLASSIFIED – INTERNAL USE Traffic Driving Initiatives • 12 Days of Burgers • Double Tavern Double Plus

22CLASSIFIED – INTERNAL USE In Closing ??

23CLASSIFIED – INTERNAL USE Thank you to all of our Team Members! ??

CLASSIFIED – INTERNAL USE 24 Appendix

25

Adjusted Net Income

($ in millions)


$17.0
$15.0
$13.0
$11.0
$9.0
$7.0
$5.0
$3.0
$15.6
$11.9
$9.5
$11.1
$9.8
$11.2
$4.7
$7.2
$8.3
$9.1
$9.4
$12.0
2015: +22.8%
2015 $47.1M
2014 $38.4M
Q1
Q2
Q3
Q4
2013
2014
2015

See slide 29 for reconciliation of non-GAAP Adjusted Net Income to Net Income

26

Cash Flow from Operations

($ in millions)



14.0% Growth
2015 $140.9M
2014 $123.6M
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$40.4
$36.0
$36.0
$30.6
$20.1
$31.3
$11.2
$26.8
$34.0
$31.3
$40.7
$39.6
Q1
Q2
Q3
Q4
2013
2014
2015

27CLASSIFIED – INTERNAL USE Q4-15 Commodity Update ?? % of Total COGS in Q4-15 Market vs. Contract Ground beef 13.1% Market Steak fries 10.9% Contract through 10/16 Poultry 10.8% 100% covered thru 12/16 Meat 7.9% Bacon through 3/16; Prime rib through 9/16 Produce 7.5% 90% contracted through 8/16 Bread 6.5% Contract through 12/16 Seafood 2.9% Cod through 6/16; Shrimp through 6/16 Fry oil 1.7% Contract through 9/16

28CLASSIFIED – INTERNAL USE EBITDA and Adjusted EBITDA Reconciliation to Net Income ?? 2013 2014 2015 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Net income as reported $ 9,480 $11,139 $4,661 $6,959 $11,944 $9,470 $ 7,208 $3,939 $16,565 $11,166 $8,282 $11,691 Adjustments to net income: Income tax expense 2,977 3,576 1,517 940 4,424 3,521 1,032 321 6,220 4,410 2,325 2,577 Interest expense, net 1,052 623 558 399 689 619 927 720 1,088 805 777 959 Depreciation and amortization 17,834 13,319 13,436 13,611 18,886 14,120 15,209 16,364 23,003 17,260 18,618 18,493 Non-cash stock-based compensation 1,192 1,050 857 724 1,009 1,021 1,178 959 1,446 1,403 1,194 681 EBITDA $32,535 $29,707 $21,029 $22,633 $36,952 $28,751 $25,554 $22,303 $48,322 $35,044 $31,196 $34,401 Change in estimate for gift card breakage - - - - - - - - (1,369) - - - Executive transition & severance - - - - - 544 - - - - - - Impairment and closure charges - - - 1,517 - - - 8,833 - - - 581 Non-recurring special bonus - - - 1,626 - - - - - - - - Adjusted EBITDA $32,535 $29,707 $21,029 $25,776 $36,952 $29,295 $25,554 $31,136 $46,953 $35,044 $31,196 $34,982 ($ in thousands)

29CLASSIFIED – INTERNAL USE Reconciliation of Adjusted Net Income to Net Income and Adjusted Earnings Per Diluted Share to Earnings Per Diluted Share ?? 2013 2014 2015 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Net income as reported $ 9,480 $11,139 $ 4,661 $ 6,959 $11,944 $ 9,470 $ 7,208 $ 3,939 $16,565 $11,166 $ 8,282 $11,691 Adjustments to net income: Change in estimate for gift card breakage - - - - - - - - (1,369) - - - Executive transition & severance - - - - - 544 - - - - - - Impairment and closure charges - - - 1,517 - - - 8,833 - - - 581 Non-recurring special bonus - - - 1,626 - - - - - - - - Income tax expense of adjustments - - - (974) - (183) - (3,379) 439 - - (227) Adjusted net income $ 9,480 $11,139 $ 4,661 $ 9,128 $11,944 $ 9,831 $ 7,208 $ 9,393 $ 15,635 $11,166 $ 8,282 $ 12,045 Diluted net income per share: Net income as reported $ 0.66 $ 0.77 $ 0.32 $ 0.48 $ 0.82 $ 0.65 $ 0.50 $ 0.28 $ 1.16 $ 0.78 $ 0.58 $ 0.84 Adjustments to net income: Change in estimate for gift card breakage - - - - - - - - (0.09) - - - Executive transition & severance - - - - - 0.04 - - - - - - Impairment and closure charges - - - 0.10 - - - 0.62 - - - 0.04 Non-recurring special bonus - - - 0.11 - - - - - - - - Income tax expense of adjustments - - - (0.07) - (0.01) - (0.24) 0.03 - - (0.02) Adjusted EPS – diluted $ 0.66 $ 0.77 $ 0.32 $ 0.62 $ 0.82 $ 0.68 $ 0.50 $ 0.66 $ 1.10 $ 0.78 $ 0.58 $ 0.86 ($ in thousands, except per share data)